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                                                                   EXHIBIT 10.45

                                October 23, 2001

Universal Electronics, Inc.
6101 Gateway Drive
Cypress, California 90630

     Re:  Extension of Bank of America Financing

Ladies and Gentlemen

     Reference is hereby made to that certain Revolving Loan and Security Agreement dated as of October 2, 1998 (the "Loan Agreement") between Universal Electronics, Inc. (the "Borrower") and Bank of America National Trust and Savings Association, now known as Bank of America, N.A. (the "Bank") as amended: Capitalized terms contained in this letter agreement shall have the respective meanings herein as such terms have in the Loan Agreement.

     The Borrower has requested the Bank to extend the Termination Date under the Loan Agreement from October 23, 2001 to December 23, 2001. The Bank hereby agrees to so extend the Termination Date to December 23, 2001, subject to the terms of this letter agreement.

     As an inducement to the Bank to so extend the Termination Date, the Borrower hereby represents and warrants to the Bank that after giving effect to this letter agreement, neither an Event of Default nor an Unmatured Event of Default has occurred and is continuing. The Borrower hereby makes to the Bank each of the representations and warranties set forth in the Loan Agreement on, and as of, the date hereof, other than such representations and warranties which, by their terms, relate to a specific date, which are so made of such date.

     The Borrower hereby agrees to pay all costs and expenses of the Bank incurred in connection with the negotiation and delivery of this letter agreement, including reasonable costs and expenses of counsel to the Bank.

     Except as amended hereby, all terms and conditions of the Loan Agreement shall remain in effect.
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Universal Electronics, Inc.
October 23, 2001
Page 2


        Please confirm your agreement with the terms hereof by executing one copy of this letter agreement and returning such copy to the Bank.


                                        Yours truly,

                                        BANK OF AMERICA, N.A.


                                        By: /s/ Cynthia Goodfellow
                                           -----------------------------
                                        Title: Vice President
                                              --------------------------


Accepted and Agreed
As of October 23, 2001

UNIVERSAL ELECTRONICS, INC.


By: /s/ Mark Belzowski
   ---------------------------
Title: CFO
      ------------------------